UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report: January 19, 2011

(Date of earliest event reported)

ArQule, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-21429	04-3221586
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

19 Presidential Way,

Woburn, MA 01801

 (address of Principal Executive Offices) (Zip Code)

(781) 994-0300

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.—Entry into a Material Definitive Agreement.

On January 19, 2011, we entered into an Underwriting Agreement (the “Underwriting Agreement”) with the underwriters listed therein (collectively the “Underwriters”), providing for the offer and sale of 7,000,000 shares of our common stock par value $0.01 per share (the “Common Stock”), sold by us at a price of $6.15 per share ($5.8425 per share, net of underwriting discounts).  In addition, pursuant to the terms of the Underwriting Agreement, we granted the Underwriters a 30-day option to purchase up to 1,050,000 shares of Common Stock to cover over-allotments, if any.  The Underwriters exercised this option in full on January 21, 2011. The closing of the offering occurred on January 25, 2011.

The offering was made pursuant to our effective Registration Statement on Form S-3 (No. 333-166532) (the “Registration Statement”), which was previously filed with the Securities and Exchange Commission (the “SEC”) and became effective, and a prospectus supplement filed with the SEC.

We have made certain customary representations, warranties and covenants in the Underwriting Agreement concerning us and the Registration Statement related to the offering of the shares.  We also have agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended.  The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties.

Pursuant to the Underwriting Agreement, certain of our directors and executive officers entered into agreements in substantially the form agreed to by the Underwriters providing for a 90-day “lock-up” period with respect to sales of specified securities, subject to certain exceptions.

The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 to this Form 8-K and is incorporated by reference herein.

We issued press releases on (1) January 20, 2011 announcing the pricing of the offering and (2) January 25, 2011 announcing the closing of the offering. These press releases are attached as Exhibit 99.1 and Exhibit 99.2, respectively, to this report and are incorporated by reference herein.

Item 9.01—Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 1.1—Underwriting Agreement dated September 15, 2009

Exhibit 5.1—Opinion of Arnold & Porter LLP

Exhibit 23.1—Consent of Arnold & Porter LLP (filed with Exhibit 5.1)

Exhibit 99.1—Press Released dated January 20, 2011

Exhibit 99.2—Press Released dated January 25, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARQULE, INC
(Registrant).

	By:	/s/ Peter S. Lawrence
Peter S. Lawrence
President & Chief Operating Officer

January 25, 2011